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                                                                   EXHIBIT 23.1



        Consent of Deloitte & Touche LLP, Independent Public Accountants



INDEPENDENT AUDITORS' CONSENT

         We consent to the incorporation by reference in this Registration Statement of ENCAD, Inc. on Form S-8 of our report dated January 30, 1998 (March 19, 1998 as to the last paragraph of Note 8), appearing in the Annual Report on Form 10-K of ENCAD, Inc. for the year ended December 31, 1997.


                                               /s/
                                               DELOITTE & TOUCHE LLP
                                               San Diego, California
                                               July 21, 1998